                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2003

                                   HPSC, INC.

             (Exact name of registrant as specified in its charter)

Delaware                               0-11618              04-256004
---------------------------            ---------            -----------------
(State or other jurisdiction           (Commission          (IRS Employer
of incorporation)                      File Number)         Identification No.)


60 State Street, Boston, MA                                            02109
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (617) 720-3600

ITEM 5.   OTHER EVENTS.

          On March 31, 2003, HPSC, Inc. (the "Company") completed a $323 million asset-backed securitization. Copies of the key documents related to that securitization are attached hereto. A copy of the Company's press release announcing this securitization, dated March 31, 2003 is also attached as Exhibit
99.1 hereto.

          Additionally, on March 31, 2003, the Company entered into a letter agreement amending the Servicing Agreement dated December 1, 2000, between HPSC, Inc. and BNY Midwest Trust Company related to the 2000 securitization. A copy of this agreement is attached as Exhibit 10.9 hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)       EXHIBITS.

10.1 Note Purchase and Placement Agency Agreement, dated March 27, 2003, for Asset Backed Notes, Series 2003-1 of Class A-F, among Merrill Lynch, Pierce Fenner & Smith
                    Incorporated as representative of the Investment Banks as defined therein, HPSC Gloucester Funding 2003-1 LLC I,
                    HPSC Gloucester Funding 2003-1 LLC II, and
                    HPSC, Inc., dated as of March 27, 2003
10.2 Side letter to the Note Purchase and Placement Agency Agreement, dated March 27, 2003, for Asset Backed Notes, Series 2003-1 of Class A-F, among Merrill Lynch, Pierce Fenner & Smith Incorporated as representative of the Investment Banks as defined therein, HPSC Gloucester Funding 2003-1 LLC I, HPSC Gloucester Funding 2003-1 LLC II, and HPSC, Inc.
10.3 Receivables Transfer Agreement by and among HPSC Gloucester Funding 2003-1 LLC I, HPSC Gloucester Funding 2003-1 LLC II, HPSC, Inc. and HPSC Bravo Funding LLC, dated as of March 31, 2003
10.4 Indenture by and among HPSC Gloucester Funding 2003-1 LLC I, HPSC Gloucester Funding 2003-1 LLC II, HPSC, Inc. and BNY Midwest Trust Company, dated as of March 31, 2003
10.5 Servicing Agreement by and among HPSC Gloucester Funding 2003-1 LLC I, HPSC Gloucester Funding 2003-1 LLC II, HPSC, Inc. and BNY Midwest Trust Company and BNY Asset Solutions LLC, dated as of March 31, 2003
10.6 Custody Agreement by and among HPSC Gloucester Funding 2003-1 LLC I, HPSC Gloucester Funding 2003-1 LLC II, HPSC, Inc., BNY Midwest Trust Company and Iron Mountain Information Management, Inc., dated as of March 31, 2003
10.7                Limited Liability Company Agreement of HPSC Gloucester
                    Funding 2003-1 LLC I
10.8                Limited Liability Company Agreement of HPSC Gloucester
                    Funding 2003-1 LLC II

10.9 Letter Agreement, dated March 31, 2003, related to Servicing Agreement dated as of December 1, 2000, between HPSC, Inc. and BNY Midwest Trust Company
99.1                Press Release, dated March 31, 2003

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         HPSC, INC.
                                                         Registrant


DATED:  April 9, 2003                       By:     /s/ John W. Everets
                                                 ---------------------------
                                                    John W. Everets
                                                    Chairman and Chief
                                                      Executive Officer